EXHIBIT (5)(a)

MANAGEMENT AGREEMENT

Between

UMB Bank, n.a..

and

SCOUT MONEY MARKET FUND, INC.

THIS AGREEMENT, made and entered into this ___ day of _____, ____, by and between SCOUT MONEY MARKET FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national banking association organized under the laws of the United States of America (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WHEREAS the Fund was founded and incorporated for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified , management investment company, as defined in the Investment Company Act of 1940 as amended (the "Act"), under which it is registered with the Securities and Exchange Commission, and

WHEREAS the Manager desires to engage in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provide investment advice and management service to the Fund for a fee,

NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund.
The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and /or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

     a. fifty one-hundredths of one percent (50/100%) of the average total net assets of the Fund.

     b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1997, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                                  SCOUT MONEY MARKET FUND, INC.


                                  By __________________________


ATTEST:  ______________________



                                  UMB BANK, n.a.


                                  By __________________________


ATTEST: _______________________

EXHIBIT (5)(b)

MANAGEMENT AGREEMENT

Between

UMB Bank, n.a..

and

SCOUT TAX-FREE MONEY MARKET FUND, INC.

THIS AGREEMENT, made and entered into this ___ day of _____, ____, by and between SCOUT TAX-FREE MONEY MARKET FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national banking association organized under the laws of the United
States of Americai (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WHEREAS the Fund was founded and incorporated for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified , management investment company, as defined in the Investment Company Act of 1940 as amended (the "Act"), under which it is registered with the Securities and Exchange Commission, and

WHEREAS the Manager desires to engage in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provide investment advice and management service to the Fund for a fee,

NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund.
The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and /or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

     a. fifty one-hundredths of one percent (50/100%) of the average total net assets of the Fund.

     b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1997, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                                  SCOUT TAX-FREE MONEY MARKET FUND, INC.


                                  By __________________________


ATTEST:  ______________________



                                  UMB BANK, n.a.


                                  By __________________________


ATTEST: _______________________

EXHIBIT (5)(c)

MANAGEMENT AGREEMENT

Between

UMB Bank, n.a..

and

SCOUT STOCK FUND, INC.

THIS AGREEMENT, made and entered into this ___ day of _____, ____, by and between SCOUT STOCK FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national banking association organized under the laws of the United States of America (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WHEREAS the Fund was founded and incorporated for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified , management investment company, as defined in the Investment Company Act of 1940 as amended (the "Act"), under which it is registered with the Securities and Exchange Commission, and

WHEREAS the Manager desires to engage in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provide investment advice and management service to the Fund for a fee,

NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund.
The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and /or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

     a. eighty-five one-hundredths of one percent (85/100%) of the average total net assets of the Fund.

     b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1997, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                                  SCOUT STOCK FUND, INC.


                                  By __________________________


ATTEST:  ______________________



                                  UMB BANK, n.a.


                                  By __________________________


ATTEST: _______________________

EXHIBIT (5)(d)

MANAGEMENT AGREEMENT

Between

UMB Bank, n.a..

and

SCOUT BOND FUND, INC.

THIS AGREEMENT, made and entered into this ___ day of _____, ____, by and between SCOUT BOND FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national banking association organized under the laws of the United States of America (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WHEREAS the Fund was founded and incorporated for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified , management investment company, as defined in the Investment Company Act of 1940 as amended (the "Act"), under which it is registered with the Securities and Exchange Commission, and

WHEREAS the Manager desires to engage in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provide investment advice and management service to the Fund for a fee,

NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund.
The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and /or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

     a. eighty-five one-hundredths of one percent (85/100%) of the average total net assets of the Fund.

     b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1997, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                                  SCOUT BOND FUND, INC.


                                  By __________________________


ATTEST:  ______________________



                                  UMB BANK, n.a.


                                  By __________________________


ATTEST: _______________________

EXHIBIT (5)(e)

MANAGEMENT AGREEMENT

Between

UMB Bank, n.a..

and

SCOUT REGIONAL FUND, INC.

THIS AGREEMENT, made and entered into this ___ day of _____, ____, by and between SCOUT REGIONAL FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national banking association organized under the laws of the United States of America (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WHEREAS the Fund was founded and incorporated for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified , management investment company, as defined in the Investment Company Act of 1940 as amended (the "Act"), under which it is registered with the Securities and Exchange Commission, and

WHEREAS the Manager desires to engage in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provide investment advice and management service to the Fund for a fee,

NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund.
The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and /or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

     a. eighty-five one-hundredths of one percent (85/100%) of the average total net assets of the Fund.

     b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1997, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                                  SCOUT REGIONAL FUND, INC.


                                  By __________________________


ATTEST:  ______________________



                                  UMB BANK, n.a.


                                  By __________________________


ATTEST: _______________________

EXHIBIT (5)(f)

MANAGEMENT AGREEMENT

Between

UMB Bank, n.a..

and

SCOUT WORLDWIDE FUND, INC.

THIS AGREEMENT, made and entered into this ___ day of _____, ____, by and between SCOUT WORLDWIDE FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and UMB BANK, n.a., a national banking association organized under the laws of the United States of America (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WHEREAS the Fund was founded and incorporated for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified , management investment company, as defined in the Investment Company Act of 1940 as amended (the "Act"), under which it is registered with the Securities and Exchange Commission, and

WHEREAS the Manager desires to engage in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provide investment advice and management service to the Fund for a fee,

NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund.
The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and /or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

     a. eighty-five one-hundredths of one percent (85/100%) of the average total net assets of the Fund.

     b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1997, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

6. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

7. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                                  SCOUT WORLDWIDE FUND, INC.


                                  By __________________________


ATTEST:  ______________________



                                  UMB BANK, n.a.


                                  By __________________________


ATTEST: _______________________